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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 24, 2004

                            DVI Receivables X, L.L.C.
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             (Exact Name of Registrant as Specified in Its Charter)

       DELAWARE                  333-74901-05             23-3006238
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    (State or Other              (Commission             (IRS Employer
Jurisdiction of Formation)       File Number)         Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929

       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  Other Events and Required FD Disclosure

On February 24, 2004 (the "Closing Date"), DVI Financial Services Inc. ("DVIFS") announced that all conditions precedent set forth in the agreement (the "Settlement Agreement") among DVIFS, Lyon Financial Services d/b/a US Bancorp Portfolio Services ("USBPS"), U.S. Bank National Association (the "Trustee"), the Ad Hoc Committee of Securitization Noteholders and other parties to settle outstanding issues and claims, amend certain provisions of the governing documents of the Issuers (as defined below), and transfer servicing from DVIFS to USBPS have been satisfied. On February 4, 2004, the U.S. Bankruptcy Court for the District of Delaware entered an order approving the Settlement Agreement.

The Settlement Agreement requires DVIFS and USBPS to prepare a cumulative servicer report replacing reports previously filed by DVIFS on October 14, 2003, October 29, 2003, November 12, 2003, December 15, 2003 and January 14, 2004, as applicable (collectively, the "Prior Reports"), reflecting that an Amortization Event occurred on August 25, 2003. DVIFS and USBPS have determined to include within this cumulative report the January 2004 collection period corresponding to the Issuers' payment dates of February 11, 12, 13 and 17, 2004. The Settlement Agreement also provides for certain payments to be made between DVIFS and each of DVI Receivables VIII, L.L.C., DVI Receivables X, L.L.C., DVI Receivables XI, L.L.C., DVI Receivables XII, L.L.C., DVI Receivables XIV, L.L.C., DVI Receivables XVI, L.L.C., DVI Receivables XVII, L.L.C., DVI Receivables XVIII, L.L.C. and DVI Receivables XIX, L.L.C. (collectively, the "Issuers").

On March 1, 2004, DVIFS, as the former servicer, and USBPS, as the current servicer, made available to the Trustee the servicer report attached hereto as
Exhibit 99.2 (the "August 2003-January 2004 Report") replacing the Prior Reports, with respect to DVI Receivables X, L.L.C., and also presenting information for the January 2004 collection period corresponding to the payment date of February 13, 2004.

The August 2003-January 2004 Report reflects the results of a comprehensive cash reconciliation for the period from August 2003 through December 2003 conducted by DVIFS and USBPS, a summary of which is attached as Exhibit 99.1. An additional cash reconciliation for the period from January 1, 2004 through February 24, 2004 is in process and will be made available to investors when completed.

Both DVIFS and USBPS have certified the August 2003-January 2004 Report. The August 2003-January 2004 Report has not been approved by any third party, including the Trustee.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Exhibits

               99.1 - August 2003-December 2003 Cash Reconciliation Summary

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               99.2 - DVI Receivables X, L.L.C., Series 1999-2 Servicer Report
                      for the collection periods from August 2003 through January 2004


FORWARD-LOOKING STATEMENTS

This report contains "forward-looking" statements, as that term is defined by federal securities laws. You can find these statements by looking for words such as "may," "will," "expect," "anticipate," "believe," "estimate" and similar words in this report. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. Risks and uncertainties that could cause actual results to vary materially from those anticipated by the forward-looking statements included in this report include unexpected difficulties in preparing the additional cash reconciliation.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DVI Receivables X, L.L.C.,
                                         by its Managing Member,
                                         DVI Receivables Corp. VIII

                                         By:  /s/ JOHN P. BOYLE
                                              ------------------------------
                                              John P. Boyle
                                              Vice President & CEO

Dated: March 1, 2004